SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 16, 2019

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3075 LOYALTY CIRCLE
COLUMBUS, OH 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ADS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2019, in connection with his appointment as Alliance Data’s Executive Vice President and Chief Financial Officer, the Board of Directors of Alliance Data Systems Corporation (the “Company”) approved a long-term equity incentive compensation award for Timothy P. King, and such award was granted on December 16, 2019. The long-term equity incentive compensation award, which consists of 1,843 time-based restricted stock units (“TBRSU Award”), was granted pursuant to the Company’s 2015 Omnibus Incentive Plan.  Restrictions will lapse with respect to 33% of the TBRSU Award on December 16, 2020, with respect to an additional 33% of the TBRSU Award on December 16, 2021 and with respect to the final 34% of the TBRSU Award on December 16, 2022 (each such date a “TBRSU Vesting Date”) provided that Mr. King is employed by the Company on each such TBRSU Vesting Date.

On December 17, 2019, the Company’s Board of Directors approved a one-time cash bonus for Acting Chief Executive Officer, Executive Vice President and Vice Chairman, Charles L. Horn, of $2,000,000, which will be paid in two installments of $1,846,153.85 in December 2019 and $153,846.15 in February 2020.  As reported on February 20, 2019, no long-term equity incentive compensation awards were granted to Mr. Horn in 2019 due to his pending retirement announced July 26, 2018. Since that time, Mr. Horn transitioned from Executive Vice President and Chief Financial Officer to Executive Vice President and Vice Chairman of the Company in June 2019 to oversee various Board-led initiatives and in August 2019 to oversee the LoyaltyOne business, and in November 2019 to his current position as acting Chief Executive Officer of the Company during the interim period pending Ralph Andretta’s appointment in February 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: December 18, 2019	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary